                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                             ROWECOM INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                  ROWECOM INC.

                               15 SOUTHWEST PARK
                               WESTWOOD, MA 02090

                                  May 22, 2001

Dear Shareholder:

You are cordially invited to attend the 2001 Annual Meeting of Shareholders of RoweCom Inc., which will be held at RoweCom's Corporate Headquarters at 15 Southwest Park, Westwood, Massachusetts 02090 on Wednesday, June 6, 2001, beginning at 10:00 A.M., local time.

The Notice of Annual Meeting of Shareholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, accompany this letter. RoweCom's Annual Report to Shareholders is also enclosed for your information.

All shareholders are invited to attend the Annual Meeting, however, to ensure your representation at the Annual Meeting, you are urged to vote by Proxy by following one of these steps as promptly as possible:

    (A) Complete, date, sign and return the enclosed Proxy Card (a postage-prepaid envelope is enclosed for that purpose); or

    (B) Vote via the Internet (see instructions on the enclosed Proxy Card); or

    (C) Vote via telephone (toll free) in the United States or Canada (see instructions on the enclosed Proxy Card).

The Internet and telephone voting procedures are designed to authenticate shareholders' identities, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed by any registered shareholder interested in voting via the Internet or telephone are set forth on the Proxy Card. YOUR SHARES CANNOT BE VOTED UNLESS YOU DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD, VOTE VIA THE INTERNET OR TELEPHONE OR ATTEND THE ANNUAL MEETING IN PERSON. Regardless of the number of shares you own and vote, your careful consideration of the matters before the shareholders is important.

Sincerely,

/s/ Richard R. Rowe

Dr. Richard R. Rowe
Chairman of the Board, President
and Chief Executive Officer

                                  ROWECOM INC.
                               15 SOUTHWEST PARK
                               WESTWOOD, MA 02090

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO OUR SHAREHOLDERS:

RoweCom Inc. hereby gives notice that its Annual Meeting of stockholders will be held at RoweCom's Corporate Headquarters at 15 Southwest Park, Westwood, Massachusetts, 02090 on Wednesday, June 6, 2001, beginning at 10:00 A.M., local time, for the following purposes:

1. To elect one Class 1 Director to hold office for a three year term, who shall hold office until such Director's successor has been duly elected and qualified; and

2. To transact any further business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on April 25, 2001, as the record date for the determination of RoweCom stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment. Only stockholders of record on such date are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

                      By Order of the Board of Directors,

                              Dr. Richard R. Rowe
          CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Westwood, Massachusetts
May 22, 2001

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OR VOTE VIA THE INTERNET OR TELEPHONE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON, IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                  ROWECOM INC.
                               15 SOUTHWEST PARK
                               WESTWOOD, MA 02090

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 6, 2001

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of RoweCom Inc. for use at the Annual Meeting of Stockholders of RoweCom to be held on June 6, 2001, at 10:00 A.M., local time, at RoweCom's Corporate Headquarters at 15 Southwest Park, Westwood, MA 02090 and any adjournments or postponements thereof.

At the Annual Meeting, the stockholders of RoweCom will be asked to consider and vote upon the following matters:

1. To elect one Class 1 Director to hold office for a three year term, who shall hold office until such Director's successor has been duly elected and qualified; and

2. To transact any further business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of RoweCom on or about May 22, 2001, in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on April 25, 2001, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only holders of common stock of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting.

As of the Record Date there were 12,452,990 shares (excluding treasury shares) of RoweCom common stock, $0.01 par value, issued and outstanding. Such shares of common stock are the only voting securities of RoweCom. Shareholders are entitled to cast one vote for each share of common stock held of record on the Record Date.

The presence, in person or by proxy, of a majority of the total number of outstanding shares of common stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is present, the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as a Director of RoweCom.

Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for the purposes of determining whether a quorum is present for the transaction of business at the meeting. With respect to the election of Directors, votes may be cast in favor of or withheld from a particular nominee. Broker non-votes will have no effect on the outcome of the election of the Director.

Stockholders of RoweCom are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope or vote via the Internet or telephone. Common stock represented by properly executed proxies received by RoweCom and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted "FOR" the election of the nominees for Director listed in this Proxy Statement.

Any properly completed Proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of RoweCom, or by signing and duly delivering a Proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a Proxy.

RoweCom will bear the cost of solicitation of proxies relating to the Annual Meeting.

The Annual Report of RoweCom, including financial statements for the fiscal year ended December 31, 2000, accompanies this Proxy Statement. The Annual Report, however, is not a part of the Proxy solicitation material.

                                  PROPOSAL I--
                             ELECTION OF DIRECTORS

The Board of Directors of RoweCom consists of six members and is divided into three classes of Directors. There are two Directors in each class. At each Annual Meeting, stockholders elect replacements for the Directors whose terms are expiring, and the Directors so elected will serve for a three-year term. Directors serve until the Annual Meeting at which their term expires, or until their successors are duly elected and qualified. The current Directors of RoweCom were nominated and elected at the Annual Meeting held on May 31, 2000.

RoweCom does not have a nominating committee. The Board of Directors has nominated John Kennedy, whose term expires in 2001, to serve as a Class 1 Director. Mr. Kennedy has agreed to serve if elected, and RoweCom has no reason to believe that he will be unable to serve. In the event that Mr. Kennedy is unable to or declines to serve as a Director at the time of the Annual Meeting, proxies will be voted for such other nominee as is then designated by the Board of Directors. Donald A.B. Lindberg M.D., whose term expires as of the Annual Meeting, has decided not to stand for reelection, creating a vacancy.
Dr. Lindberg's resignation is not due to a disagreement with RoweCom, its operations, policies or management. The Board of Directors has decided not to fill the vacancy at this time. The Board of Directors has determined that the position will remain open until a suitable candidate for Director has been found and nominated. You may not vote for more than one Director at the Annual Meeting.

The following table sets forth for the nominee to be elected at the Annual Meeting and for each Director whose term of office will extend beyond the meeting, his age, the position(s) currently held with RoweCom, the year such nominee or Director was first elected a Director, the year each

Director's term will expire (in the case of Mr. Kennedy, if elected) and the class of Director of each nominee or Director.

                                                                         DIRECTOR    YEAR TERM    CLASS OF
NOMINEE OR DIRECTOR'S NAME       AGE            POSITION(S) HELD          SINCE     WILL EXPIRE   DIRECTOR
--------------------------     --------   -----------------------------  --------   -----------   --------
Dr. Richard R. Rowe..........     67      Chairman of the Board,           1994         2003         3
                                          President and Chief Executive
                                          Officer
John Kennedy(1)..............     42      Director                         1999         2004         1
Thomas Lemberg(1)(2).........     54      Director                         1996         2002         2
Jerome Rubin(2)..............     75      Director                         1995         2003         3
Philippe Villers(2)..........     65      Director                         1998         2002         2

------------------------

(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

DR. RICHARD R. ROWE, the founder of RoweCom, has served as Chairman of the Board, President and Chief Executive Officer of RoweCom since 1994. Prior to founding RoweCom, from 1979 to 1993, Dr. Rowe was the President and CEO of the Faxon Company, one of the world's largest library subscription agencies at the time. Prior to joining Faxon, Dr. Rowe was the Associate Dean of the Harvard Graduate School of Education, Director of Harvard's interfaculty Doctoral Program in Clinical Psychology and Public Practice, and Director of the Cambridge office of the American Institutes for Research. Dr. Rowe holds a Ph.D. in clinical psychology.

JOHN KENNEDY has served as a Director of RoweCom since February 1999.
Mr. Kennedy is Director of Operations of MRO Software. Prior to joining MRO Software, from 1991 to 1997, Mr. Kennedy was the President of the Efficient Systems Division of A.R.M. Group Inc. Mr. Kennedy also served as a Managing Partner of A.R.M. Group Inc. While serving as a Managing Partner, Mr. Kennedy was instrumental in the development and deployment of an Internet based, business-to-business procurement software, used primarily for industrial applications.

THOMAS LEMBERG has served as a Director of RoweCom since May 1996. Mr. Lemberg has previously been Managing Director and General Counsel of Cambridge Incubator Inc. (now known as Cambridge Innovations Inc.) from 2000 to 2001. Prior to that, Mr. Lemberg was Senior Vice President, Global Alliances and General Counsel of the Polaroid Corporation. Prior to joining the Polaroid Corporation, from 1987 to 1995, Mr. Lemberg was the Vice President and General Counsel of Lotus Development Corporation.

JEROME RUBIN has served as a Director of RoweCom since May 1995. Mr. Rubin has previously been Managing Director of Veronis, Suhler & Associates, Inc., an investment banking firm specializing in the media and communications industry since 1995. In 1973, Mr. Rubin founded and became the first president of LEXIS/NEXIS, the first online legal database service. From 1983 to 1991, Mr. Rubin was the Group Vice President/Chairman for Professional Information and Book Publishing at the Times Mirror Company.

PHILIPPE VILLERS has served as a Director of RoweCom since August 1998.
Mr. Villers has been President and board member of GrainPro, Inc. since 1996. Since 1981, he has also served as founder, President, and board member of Families USA Foundation. From 1985 to 1988, Mr. Villers previously founded and led Cognition, Inc. where he served as President for three years. Prior to 1988, he co-founded Computervision, Inc. and Automatix, Inc.

The Board of Directors recommends you vote FOR the nominee described above.

COMPENSATION PLAN

RoweCom Directors who are employees of RoweCom will not be paid any fees or receive any additional compensation for service as members of the Board of Directors or any Committee of the Board other than the issuance of options to purchase shares of common stock under the Amended and Restated 1998 Stock Option Plan, and RoweCom has entered into customary arrangements with respect to expense reimbursement. Directors who are not employees of RoweCom or any of its subsidiaries will not be paid any fees or receive any compensation for service as members of the Board of Directors or any Committee of the Board of Directors other than the issuance of options to purchase shares of common stock under both the 1999 Non-Employee Director Stock Option Plan and the 1998 Amended and Restated Stock Option Plan. RoweCom has entered into customary arrangements with respect to fees and expense reimbursement. RoweCom maintains Directors' liability insurance and its certificate of incorporation provides for mandatory indemnification of Directors to the fullest extent permitted by Delaware law. In addition, RoweCom's certificate of incorporation limits the liability of its Directors to its stockholders for breaches of the Directors' fiduciary duties to the fullest extent permitted by Delaware law.

AUDIT AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Board of Directors met eight times during the fiscal year ended
December 31, 2000. All of the Directors attended at least 75% of the aggregate number of meetings of the Board of Directors, with the exception of Donald Lindberg. Additionally, all of the Directors attended the total number of meetings held by committees of the Board of Directors on which they served.

RoweCom's Board of Directors has established a Compensation Committee and an Audit Committee.

The members of the Audit Committee are Thomas Lemberg, Jerome Rubin and Philippe Villers. The Audit Committee met four times during the fiscal year ended December 31, 2000.

The members of the Compensation Committee are John Kennedy and Thomas Lemberg. The Compensation Committee met five times during the fiscal year ended December 31, 2000.

The Compensation Committee is responsible for reviewing and approving all compensation arrangements for officers of RoweCom and for administering its stock option and stock purchase plans. During 2000, John Kennedy and Thomas Lemberg were members of the Compensation Committee and all executive compensation determinations for RoweCom were made by these members for the fiscal year ended December 31, 2000.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

RoweCom's executive compensation program is administered by the Compensation Committee of the Board of Directors (the "Committee"). The role of the Committee, which is composed of two outside non-employee directors, is to review and approve the base salaries, bonuses, stock options and other compensation of the executive officers and management-level employees of RoweCom.

RoweCom's executive compensation program utilizes RoweCom performance, individual performance and an increase in stockholder value over time as determinants of executive pay levels. These principles are intended to motivate executive officers to improve the financial position of RoweCom, to hold executives accountable for the performance of the organizations for which they are responsible, to attract key executives into the service of RoweCom and to create value for RoweCom's shareholders. The compensation for executive officers is based on two elements: cash compensation and equity-based compensation.

CASH COMPENSATION

RoweCom reviews executive compensation surveys in the subscription industry, the Internet industry and general industry to ensure that the total cash compensation provided to executive officers and senior management remains at a competitive level to enable RoweCom to attract and retain management personnel with the talents and skills required to meet the challenges of a highly competitive industry. The compensation of executive officers is reviewed annually by the Committee.

BONUSES

RoweCom's executive officers are eligible for an annual cash bonus. Annual bonuses are determined on the basis of individual and corporate performance. One of the most significant corporate performance measures for bonus payments is contribution to operating results. Payments to named executive officers in 2000 were made in the following amounts: Paul Burmeister $75,000; Charles Germain $8,342; James Krzywicki $23,205, and Dan Tonkery $87,413.

EQUITY-BASED COMPENSATION

In fiscal year 2000, the Committee emphasized equity-based compensation, principally in the form of options, as the cornerstone of RoweCom's executive compensation program. Equity awards are typically set by the Committee based on industry surveys, each officer's individual performance and achievements, market factors and the recommendations of management. In fiscal year 2000, executive officers were eligible to receive grants of stock options under the 1998 Amended and Restated Stock Option Plan ("1998 Plan"). In addition, executive officers were eligible to participate in RoweCom's Employee Stock Purchase Plan.

During fiscal year 2000, all of the executive officers of RoweCom who received new option grants were granted options under the 1998 Plan. The options granted under the 1998 Plan were at an exercise price equal to the fair market value of the common stock on the date of grant and generally vest over a three-year period or four-year period after grant, subject to the participant's continued employment with RoweCom. All options granted under the 1998 Plan expire ten years from the date of grant, unless a shorter term is provided in the option agreement or the participant's employment with RoweCom terminates before the end of such ten-year period.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

Dr. Richard R. Rowe, RoweCom's Chief Executive Officer, received a salary of $200,000 for the services he performed for RoweCom in fiscal year 2000.

                     Members of the Compensation Committee
                        John Kennedy and Thomas Lemberg.

STOCK OWNERSHIP BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS OF ROWECOM

The following table sets forth certain information regarding the beneficial ownership of the common stock as of April 25, 2001 by (i) each person who, to the knowledge of RoweCom, owned beneficially more than 5% of the RoweCom common stock outstanding as of such date, (ii) each Director of RoweCom, (iii) each current executive officer named in the table captioned "Summary Compensation Table" in this Proxy Statement and (iv) all Directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 25, 2001, are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each shareholder named in the table has sole voting and investment power with respect to the shares set forth opposite such shareholder's name. Unless otherwise indicated, the address for each of the following shareholders is c/o RoweCom Inc., 15 Southwest Park, Westwood, MA 02090.

                                                               NUMBER OF
                                                               SHARES OF
                                                                ROWECOM      PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                          COMMON STOCK   OWNERSHIP
------------------------------------                          ------------   ----------
Dr. Richard R. Rowe(1)......................................    1,810,255       14.54%
Brant Investment Limited(2).................................      867,386        6.97%
Donald A.B. Lindberg, M.D.(3)...............................        5,236           *
James Krzywicki(4)..........................................       72,569           *
Ian Best(5).................................................        4,781           *
Paul Burmeister(6)..........................................       30,667           *
John Kennedy(7).............................................        7,854           *
Thomas Lemberg(8)...........................................       28,998           *
Jerome Rubin(9).............................................       41,086           *
Philippe Villers(10)........................................       62,809           *
Charles Germain(11).........................................       31,459           *
Rodney Smith(12)............................................        7,967           *
All current Directors and executive officers as a group (11
  persons)(13)..............................................    2,103,681       16.89%

------------------------

*   Represents less than 1% of the outstanding shares.

(1) Includes 1,700,841 shares of common stock held by Dr. Richard R. Rowe and an aggregate of 50,000 shares held in trust for the benefit of members of Dr. Rowe's family. Also includes 59,414 shares of common stock issuable pursuant to outstanding stock options exercisable within 60 days of April 25, 2001. All of Dr. Rowe's shares have been pledged to the holders of certain promissory notes of RoweCom as security, and may not be freely disposed of by Dr. Rowe.

(2) Brant Investments Limited's address is c/o Working Ventures Canadian Fund Inc., 250 Bloor Street East, Suite 1600, Toronto, Ontario M4W1E6.

(3) Includes 5,236 shares of common stock issuable pursuant to outstanding stock options exercisable within 60 days of April 25, 2001.

(4) Includes 67,569 shares of common stock issuable pursuant to outstanding stock options exercisable within 60 days of April 25, 2001.

(5) Includes 4,514 shares of common stock issuable pursuant to outstanding stock options exercisable within 60 days of April 25, 2001.

(6) Includes 29,167 shares of common stock issuable pursuant to outstanding stock options exercisable within 60 days of April 25, 2001.

(7) Includes 7,854 shares of common stock issuable pursuant to outstanding stock options exercisable within 60 days of April 25, 2001.

(8) Includes 13,089 shares of common stock issuable pursuant to outstanding stock options exercisable within 60 days of April 25, 2001.

(9) Includes 7,854 shares of common stock issuable pursuant to outstanding stock options exercisable within 60 days of April 25, 2001.

(10) Includes 9,599 shares of common stock issuable pursuant to outstanding stock options exercisable within 60 days of April 25, 2001.

(11) Includes 31,459 shares of common stock issuable pursuant to outstanding stock options exercisable within 60 days of April 25, 2001.

(12) Includes 5,191 shares of common stock issuable pursuant to outstanding stock options exercisable within 60 days of April 25, 2001.

(13) Includes 240,946 shares of common stock issuable pursuant to outstanding stock options exercisable within 60 days of April 25, 2001.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation earned during the years ended December 31, 1999 and 2000, for (i) RoweCom's Chief Executive Officer and (ii) RoweCom's four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at December 31, 2000, and whose total salary and bonus exceeded $100,000 for services rendered to RoweCom and its subsidiaries during 2000.

SUMMARY COMPENSATION TABLE

                                                                                                LONG-TERM
                                                          ANNUAL COMPENSATION              COMPENSATION AWARDS
                                                 --------------------------------------   ---------------------
                                                                          OTHER ANNUAL    SECURITIES UNDERLYING     ALL OTHER
NAME                               FISCAL YEAR   SALARY ($)   BONUS ($)   COMPENSATION         OPTIONS(#)         COMPENSATION
----                               -----------   ----------   ---------   -------------   ---------------------   -------------
Dr. Richard R. Rowe..............     2000        $200,000     $    --            --                  --                  --
  Chairman of the Board,              1999         253,000          --            --             150,000                  --
  President and Chief Executive
  Officer

Paul Burmeister(2)...............     2000         230,769      75,000            --             210,000                  --
  Senior Vice President and Chief     1999              --          --            --                  --                  --
  Financial Officer

Charles Germain..................     2000         159,000       8,342            --              60,000                  --
  President of Europe, Latin          1999          25,000          --            --              50,000                  --
  American and Asia-Pacific
  Operations

James Krzywicki..................     2000         210,000      23,205            --             110,000                  --
  Chief Operating Officer and         1999          66,667          --            --             110,000                  --
  President of North American
  Operations

Dan Tonkery(3)...................     2000         207,790      87,413            --              75,000                  --
  President of Academic and           1999         216,442      50,168            --                  --                  --
  Medical Services

------------------------------

(1) Excludes certain perquisites and other benefits, the amount of which did not exceed 10% of the employee's total salary and bonus.

(2) Mr. Burmeister was RoweCom's Senior Vice President and Chief Financial Officer until he resigned effective April 12, 2001.

(3) Mr. Tonkery was RoweCom's President of Academic and Medical Services until he resigned effective February 28, 2001.

EMPLOYMENT AND NON-COMPETITION AGREEMENTS

Ian Best, one of RoweCom's executive officers, has an employment contract. Under the employment contract, Ian Best is entitled to the following: a base salary of $110,000; a bonus between 10 and 30% of his base salary, based on his achievement of certain targets; and six months severance. Additionally, if he voluntarily terminates his employment, Mr. Best is obligated to provide the company with three months notice. All other officers serve at the discretion of RoweCom's Board of Directors.

Dr. Rowe, Messrs. Krzywicki, and Smith are each parties to Non-Competition Agreements with RoweCom under which they have agreed not to compete with the business of RoweCom or solicit its customers or employees for a period of 18 months after termination of employment, in the case of Dr. Rowe, and 12 months after termination of employment, in the case of each of the other officers. Under the terms of these non-competition agreements, if the relevant officer is terminated other than for cause, as defined in the non-competition agreements, or resigns for good reason, also as defined in the non-competition agreements, RoweCom will pay to the officer for the duration of the non-competition period a monthly non-competition payment equal to two-thirds of the officer's monthly salary at the time of termination. RoweCom has the option of ceasing these payments at any time during the non-competition period, at which time the officer's non-competition and related obligations under the non-competition agreement would cease.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth certain information concerning stock options granted to each of the officers named in the Summary Compensation Table that received such options during 2000. No stock appreciation rights were granted to these individuals during 2000.

                                                      INDIVIDUAL GRANTS                     POTENTIAL REALIZABLE
                                     ---------------------------------------------------      VALUE AT ASSUMED
                                     NUMBER OF                                                 ANNUAL RATES OF
                                     SECURITIES    PERCENT OF                                    STOCK PRICE
                                     UNDERLYING   TOTAL OPTIONS                               APPRECIATION FOR
                                      OPTIONS      GRANTED TO     EXERCISE                     OPTIONS TERM(2)
                                      GRANTED       EMPLOYEES       PRICE     EXPIRATION   -----------------------
NAME                                    (1)          IN 2000      PER SHARE      DATE          5%          10%
----                                 ----------   -------------   ---------   ----------   ----------   ----------
Dr. Richard R. Rowe................        --            --            --            --            --           --
Paul Burmeister(3).................   100,000         10.80%       $34.44        2/2/10    $2,165,913   $5,488,849
                                       10,000          1.08%         9.63       4/20/10        60,563      153,477
                                      100,000         10.80%         2.38      10/26/10       149,677      379,311
Charles German.....................    60,000          6.48%         2.38      10/26/10        89,617      227,108
James Krzywicki....................    10,000          1.08%         9.63       4/20/10        60,531      153,398
                                      100,000         10.80%         2.38      10/26/10       149,362      378,514
Dan Tonkery........................    50,000          5.40%         9.63       4/20/10       302,656      766,989
                                       25,000          2.70%         2.38      10/26/10        37,341       94,628

------------------------

(1) Shares underlying options generally vest over a three- year or four-year period, unless accelerated in accordance with the stock option agreements governing such stock options, and are subject to the participant's continued employment with RoweCom.

(2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based upon assumed appreciation rates of five percent and ten percent, respectively, in the fair market value of shares of RoweCom common stock from the fair market value on the date of grant, which rates are set by the Securities and Exchange Commission and compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of option exercise prices, but do not include deductions for taxes or other expenses associated with the exercises. Actual gains, if any, are dependent on the performance of the RoweCom common stock and the date on which the option is exercised. We cannot assure you that the amounts reflected will be achieved or will otherwise be indicative of the actual amounts received, if any.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

The following table sets forth certain information concerning option exercises during 2000 and option holdings at December 31, 2000 with respect to each of the officers named in the Summary Compensation Table that held options.

                                                                                                           VALUE OF
                                                                  NUMBER OF SHARES UNDERLYING      UNEXERCISED IN-THE-MONEY
                                                                      OPTIONS AT YEAR END           OPTIONS AT YEAR END(2)
                       SHARES ACQUIRED ON                        ------------------------------   ---------------------------
NAME                      EXERCISE (#)      VALUE REALIZED ($)   EXERCISABLE(1)   UNEXERCISABLE   UNEXERCISABLE   EXERCISABLE
----                   ------------------   ------------------   --------------   -------------   -------------   -----------
Dr. Richard R. Rowe..             --                   --             40,625          109,375             --             --
Paul Burmeister......             --                   --                 --          210,000             --             --
Charles Germain......             --                   --             13,542           96,458             --             --
James Krzywicki......             --                   --             34,375          185,625             --             --
Dan Tonkery..........             --                   --                 --           75,000             --             --

------------------------

(1) "Exercisable" refers to those options that were both exercisable and vested, while "Unexercisable" refers to those options that were unvested.

(2) Value is determined by subtracting the exercise price per share from $0.625 per share, the closing price of shares of RoweCom common stock reported on Nasdaq's National Market on December 29, 2000, and multiplying the result by the number of shares underlying the options.

                               PERFORMANCE GRAPH

RoweCom's common stock has been listed for trading on the Nasdaq National Market under the symbol ROWE since March 9, 1999.

The following graph compares the cumulative stockholder return on the common stock of RoweCom for the years ended December 31, 1999 and December 31, 2000 with the cumulative total return on (i) the Nasdaq Stock Market Index and
(ii) the Bloomberg Internet Applications Software Index. During fiscal years 1999 and 2000, RoweCom paid no dividends.

This graph assumes the investment of $100 on March 9, 1999, in RoweCom's common stock in each of the indices listed above and assumes dividends are reinvested. Measurement points are on March 9, 1999 and the last trading day of the quarters of 1999 and 2000.

                     COMPARE CUMULATIVE TOTAL RETURN AMONG
                     ROWECOM INC., NASDAQ MARKET INDEX AND
                 BLOOMBERG INTERNET APPLICATIONS SOFTWARE INDEX

                                  3/9/99    3/31/99    6/30/99    9/30/99    12/31/99   3/31/00    6/30/00    9/30/00    12/31/00
                                 --------   --------   --------   --------   --------   --------   --------   --------   --------
RoweCom........................   $100.0     $178.1     $62.2      $113.3     $185.2     $69.4      $20.2      $15.1      $ 2.6
Nasdaq Stock Market............    100.0      102.9     112.3       114.8      170.1     191.1      165.7      153.5      103.2
Bloomberg Internet Applications
  Software Index...............    100.0      124.8     188.6       277.1      768.2     699.2      614.8      464.8      192.7

                         INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed PricewaterhouseCoopers LLP as independent accountants to examine the consolidated financial statements of RoweCom and its subsidiaries for the fiscal year end December 31, 2001.

A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting and will have the opportunity to make a statement if he or she so desires and to respond to appropriate questions. The engagement of PricewaterhouseCoopers LLP was approved by the Board of Directors at the recommendation of the Audit Committee of the Board of Directors.

                         REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to RoweCom's audited financial statements for the fiscal year ended December 31, 2000.

The Board of Directors has an Audit Committee that oversees RoweCom's accounting functions, including matters relating to the appointment and activities of RoweCom's independent accountants. The Audit Committee acts pursuant to the Audit Committee Charter, a copy of which is attached as Appendix A to the Proxy Statement. Each of the members of the Audit Committee qualifies as an independent director under the current listing standards of Nasdaq.

The Audit Committee has reviewed and discussed RoweCom's audited financial statements with management. Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with PricewaterhouseCoopers LLP, RoweCom's independent accountants, the matters required to be discussed by Statement of Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, which provides that certain matters related to the conduct of the audit of RoweCom's financial statements are to be communicated to the Audit Committee. The Audit Committee has also received from and discussed with PricewaterhouseCoopers LLP the written disclosures required by Independence Standards Board Standard No. 1, relating to the accountant's independence from RoweCom, and has considered the compatibility of non-audit services with the accountant's independence.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or certify the activities of management and the independent accountants, nor can the Audit Committee certify that the independent accountant is "independent" under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel, and direction to management and the independent accountants on the basis of the information it receives, discussions with management and the independent accountants, and the experience of the Audit Committee's members in business, financial and accounting matters.

Fees charged by PricewaterhouseCoopers LLP for services rendered in auditing RoweCom's annual financial statements for the most recent fiscal year end and reviewing the financial statements included in RoweCom's quarterly reports on Form 10-Q for the most recent fiscal year, as well as the fees charged by PricewaterhouseCoopers LLP for other professional services rendered during the most recent fiscal year are as follows: audit fees--$350,000; all other fees--$1,350,000.

Based on the review and discussions referred to above, the Audit Committee recommended to RoweCom's Board of Directors that RoweCom's audited financial statements be included in RoweCom's Annual Report on Form 10-K/A for the fiscal year ended December 31, 2000.

                                          AUDIT COMMITTEE

                                          /s/ Philippe Villers

                                          Philippe Villers, CHAIRMAN
                                          Thomas Lemberg
                                          Jerome Rubin

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires RoweCom's Directors, executive officers and persons who own more than 10% of a registered class of RoweCom's securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of RoweCom. Directors, executive officers and greater-than-10% stockholders are required by SEC regulation to furnish RoweCom with copies of all Section 16(a) reports to file.

To RoweCom's knowledge, based solely on a review of copies of such reports furnished to RoweCom and written representations that no other reports were required, RoweCom believes that during the year ended December 31, 2000, its Directors, executive officers and greater-than-10% stockholders complied with all Section 16(a) filing requirements, with the exception of: Charles Germain and Jerome Rubin. Mr. Germain filed a Form 3 Initial Statement of Beneficial Ownership of Securities late. Mr. Rubin filed a Form 4 Statement of Changes in Beneficial Ownership of Securities late. There were three transactions on this report; all of which provided information on the exercise of options.

                           PROPOSALS OF STOCKHOLDERS

From time to time, stockholders of RoweCom submit proposals that they believe should be voted upon at the annual meeting or nominate persons for election to the Board of Directors. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some stockholder proposals may be eligible for inclusion in the company's 2002 proxy statement. Any such stockholder proposals must be submitted in writing to the Secretary of the company at RoweCom's principal executive offices in Westwood, Massachusetts on or before November 25, 2001. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of applicable securities laws. Receipt by RoweCom of any such proposal from a qualified stockholder in a timely manner will not ensure its inclusion in the Proxy material because there are other requirements in the Proxy rules for such inclusions.

Alternatively, a proposal or a nomination that the stockholder does not seek to include in the company's proxy statement pursuant to Rule 14a-8 may be submitted in writing to the Secretary of RoweCom for the 2002 annual stockholders' meeting not less than 45 days or more than 120 days prior to the anniversary of the date on which the company first mails its proxy materials for the 2001 annual meeting, unless the date of the 2002 annual meeting is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 30 days from the anniversary of the 2001 annual meeting. For RoweCom's 2002 annual meeting, this means that any such proposal or nomination must be submitted no earlier than December 15, 2001. If the date of the 2002 annual meeting is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 30 days from the anniversary of the 2001 annual meeting, the stockholder must submit any such proposal or nomination no later than the close of business on the later of the 60th day prior to the 2002 annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The stockholder's submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the stockholder's ownership of common stock of RoweCom. Proposals or nominations not meeting these requirements will not be entertained at the annual meeting. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, RoweCom may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such proposal or nomination submitted by a stockholder. Stockholders should contact RoweCom in writing at 15 Southwest Park, Westwood, Massachusetts, 02090 to make any submission or to obtain additional information as to the proper form and content of submissions.

                                 OTHER MATTERS

The Board of Directors knows of no matters that may properly be and are likely to be brought before the meeting other than the matters discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed Proxy will vote in accordance with their best judgment.

The Board of Directors encourages you to have your shares voted by signing and returning the enclosed form of Proxy. The fact that you will have returned your proxy in advance will in no way affect your right to vote in person should you find it possible to attend. However, by signing and returning the proxy or voting via the Internet or telephone, you have assured your representation at the meeting. Thank you for your cooperation.

                          ANNUAL REPORT ON FORM 10-K/A

A COPY OF THE COMPANY'S COMBINED ANNUAL REPORT TO STOCKHOLDERS AND ANNUAL REPORT ON FORM 10-K/A FOR THE YEAR ENDED DECEMBER 31, 2000 ACCOMPANIES THIS PROXY STATEMENT. AN ADDITIONAL COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL STOCKHOLDERS OF RECORD UPON REQUEST TO INVESTOR RELATIONS, ROWECOM INC, 15 SOUTHWEST PARK, WESTWOOD, MASSACHUSETTS 02090 OR BY CALLING 1-800-769-3266

                                   APPENDIX A
                                  ROWECOM INC.
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                    CHARTER

ORGANIZATION

There shall be a committee of the board of directors to be known as the audit committee (the "AUDIT COMMITTEE"). The members of the Audit Committee shall be composed of directors who are not officers or employees of the corporation or its subsidiaries and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member. At least three members of the Audit Committee shall be conversant with the terms and terminology of finance, of which at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation. Independent auditors of the corporation shall be primarily accountable to the Audit Committee.

RESPONSIBILITIES

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

    In carrying out these responsibilities, the Audit Committee will:

1. Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries and receive from any potential auditor a written statement of all relationships of the auditor to the corporation.

2. Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

3. Obtain satisfaction that the audit fee is appropriate and that the corporation will receive a complete and comprehensive audit for such fee.

4. Review with independent auditors and the corporation's financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

5. Review the financial statements contained in the annual report to stockholders and, upon request of the Chief Financial Officer or Chief Accounting Officer, or when they deem it appropriate, quarterly reports on Form 10-Q, prior to their issuance, with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Any changes in accounting principles should be reviewed.

6. Review with the independent auditors any significant disputes between management and the independent auditors that arose in connection with the preparation of the financial statements.

7. Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

8. Review the corporation's compliance with law and significant corporate policies, including its code of conduct.

9. Review accounting and financial human resources and succession planning within the corporation.

10. Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

11. Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                                   DETACH HERE


                                     PROXY

                                  ROWECOM INC.

                 PROXY FOR 2001 ANNUAL MEETING OF STOCKHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned stockholder of ROWECOM INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 22, 2001, and hereby appoints Dr. Richard R. Rowe and Rodney Smith, and each of them, with full power of substitution as proxies, on behalf and in name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Stockholders of ROWECOM INC. to be held on Wednesday, June 6, 2001 at 10:00 a.m., local time, at its Corporate Headquarters at 15 Southwest Park, Westwood, Massachusetts, 02090 and at any adjournments or postponements thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER THEREIN BY STOCKHOLDER DIRECTED. IF NO CONTRARY SPECIFICATION IS MADE, IT WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

----------------                                                ----------------
SEE REVERSE SIDE   CONTINUED AND TO BE SIGNED ON REVERSE SIDE   SEE REVERSE SIDE
----------------                                                ----------------

-----------------
VOTE BY TELEPHONE
-----------------

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-877-PRX-VOTE (1-877-779-8683).

--------------------------------------------------------------------------------
FOLLOW THESE FOUR EASY STEPS:

1.  READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.

2.  CALL THE TOLL-FREE NUMBER
    1-877-PRX-VOTE (1-877-779-8683).

3.  ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER
    LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

4.  FOLLOW THE RECORDED INSTRUCTIONS.

--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!

----------------
VOTE BY INTERNET
----------------
It's fast, convenient, and your vote is immediately confirmed and posted.


--------------------------------------------------------------------------------
FOLLOW THESE FOUR EASY STEPS:

1.  READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.

2.  GO TO THE WEBSITE
    HTTP://WWW.EPROXYVOTE.COM/ROWE

3. ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

4.  FOLLOW THE INSTRUCTIONS PROVIDED.
--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT!
Go to HTTP://WWW.EPROXYVOTE.COM/ROWE anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET


                                   DETACH HERE


/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE.

1. ELECTION OF DIRECTORS.            2. TRANSACT ANY FURTHER BUSINESS THAT MAY
                                        PROPERLY COME BEFORE THE ANNUAL
   NOMINEES: (01) John Kennedy          MEETING OR ANY ADJOURNMENT OR
                                        POSTPONEMENT THEREOF.

            FOR      WITHHELD                FOR       AGAINST     ABSTAIN

            / /        / /                   / /         / /         / /


                               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT / /


                               Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in corporate or partnership name by authorized person.

                               -------------------------------------------------
                               PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
                               -------------------------------------------------

Signature:                   Date:       Signature:                 Date:
          ------------------      ------           ----------------      ------